                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                               OFFER TO EXHANGE
               11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES B
                 FOR AN EQUAL PRINCIPAL AMOUNT AT MATURITY OF
               11 1/2% SENIOR DISCOUNT NOTES DUE 2008, SERIES A

                                      OF

                           TELEMUNDO HOLDINGS, INC.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON     1998, (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE
 COMPANY IN ITS SOLE DISCRETION (THE "EXPIRATION DATE")). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent For The Exchange Offer Is
                        BANK OF MONTREAL TRUST COMPANY:

    By Registered or              Facsimile              By Hand Or Overnight
     Certified Mail             Transmissions:                 Delivery
                            (Eligible Institutions
                                    Only)
                                (212) 701-7636

 Bank of Montreal Trust                                 Bank of Montreal Trust
        Company                                                Company
     88 Pine Street                                         88 Pine Street
Wall Street Plaza--19th                                Wall Street Plaza--19th
         Floor                                                  Floor
   New York, New York                                     New York, New York
         10005                                                  10005
  Attn: Reorganization                                   Attn: Reorganization
       Department                                             Department

                             For Information Call:
                                (212) 701-7624

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  The undersigned hereby acknowledges receipt of the Prospectus dated     (
the "Prospectus") of Telemundo Holdings, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly issued 11 1/2% Senior Discount Notes due 2008, Series B, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Notes") for each $1,000 in principal amount at maturity of its outstanding 11 1/2% Senior Discount Notes due 2008, Series A (the "Old Notes"). The New Notes and the Old Notes are collectively referred to as the "Notes." Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

  This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Bank of Montreal Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus.

  Holders of Old Notes who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures."

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                          BEFORE COMPLETING THE BOXES

  The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                 BOX 1
--------------------------------------------------------------------------------
DESCRIPTION
  OF OLD
   NOTES
 TENDERED    1 2 3
--------------------------------------------------------------------------------
  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S),
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON
   OLD NOTES
CERTIFICATE(S):                        AGGREGATE     PRINCIPAL AMOUNT
 (PLEASE FILL       CERTIFICATE    PRINCIPAL AMOUNT    OF OLD NOTES
 IN, IF BLANK)      NUMBER(S)*       OF OLD NOTES       TENDERED**
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------
                      TOTAL
---------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry holders.
 ** Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Notes represented by the aggregate principal amount of Old Notes indicated in Column 2. See Instruction 4.

                 BOX 2
----------------------------------------------------------------------

BENEFICIAL
 OWNER(S)
----------------------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH    AGGREGATE PRINCIPAL AMOUNT OF TENDERED NOTES
BENEFICIAL OWNER OF TENDERED NOTES    TENDERED HELD FOR ACCOUNT OF BENEFICIAL  OWNER
-----------------------------------------------------------------------
-----------------------------------------------------------------------

          (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

 [_]CHECK HERE IF OLD NOTES TENDERED ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution ______________________________________________
 Account Number _____________________________________________________________
 Transaction Code Number ____________________________________________________

 [_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
    IF OLD NOTES TENDERED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
 Name of Registered Holder(s) _______________________________________________
   Window Ticket Number (if any) ___________________________________________
   Date of Execution of Notice of Guaranteed Delivery ______________________ Name of Institution which Guaranteed Delivery ______________________________
   If Guaranteed Delivery is to be made By Book-Entry Transfer:
 Name of Tendering Institution ______________________________________________
 Account Number _____________________________________________________________
 Transaction Code Number ____________________________________________________

 [_]CHECK HERE IF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NOT ACCEPTED
    FOR EXCHANGE OR OTHERWISE NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

 [_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO.
 Name: ______________________________________________________________________
 Address: ___________________________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders the principal amount of Old Notes described in the Box 1 above (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or book entry transfer participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in the Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of all or any portion of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to and under the Tendered Notes.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Tendered Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Tendered Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Notes) with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Tendered Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for Tendered Notes, (ii) present such Tendered Notes for transfer, and to transfer the Tendered Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Tendered Notes, all in accordance with the terms and conditions of the Exchange Offer.

  The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedure for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such Old Notes tendered, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon their heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Notes and that, when the same are accepted for exchange, the company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the old notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the company or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the Tendered Notes, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

  If any Old Notes tendered are not exchanged pursuant to the Exchange Offer for any reason, or if the certificate or certificates (the "Certificates") for such Old Notes are submitted in a principal amount not tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

  By tendering Old Notes and executing this Letter of Transmittal, the undersigned, and each Beneficial Owner hereby represents and warrants that (i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act") of such New Notes,
(iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  The undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the Commission) set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Purpose and Effects of the Exchange Offer." The undersigned and each Beneficial Owner understands that any such secondary resale transaction should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission.

  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The New Notes will begin to accrue cash interest at a rate of 11 1/2% per annum commencing of August 15, 2003, and cash interest will be payable thereafter on February 15 and August 15 of each year, commencing on February 15, 2004.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 19)
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                         IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on the face of the Certificate(s) for the Old Notes hereby tendered or in whose name Old Notes are registered on the books of the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

 ___________________________________________________________________________
 ___________________________________________________________________________
                           (SIGNATURE(S) OF HOLDER(S)

 Date:          , 199

 Name(s) ___________________________________________________________________
     ---------------------------------------------------------------------
                                 (PLEASE PRINT)

 Capacity (full title) _____________________________________________________

 Address ___________________________________________________________________

     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number ____________________________________________

 ---------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 2 AND 5)

 ____________________________________________________________________________
                             AUTHORIZED SIGNATURE
 Date: _______________________, 199
 Name of Firm _______________________________________________________________
 Capacity (full title) ______________________________________________________
                                (PLEASE PRINT)
 Address: ___________________________________________________________________
   _________________________________________________________________________
   _________________________________________________________________________
   _________________________________________________________________________
                               (INCLUDE ZIP CODE
 Area Code and Telephone Number _____________________________________________

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5 AND 6)             (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if the New           To be completed ONLY if New
 Notes or Old Notes not tendered           Notes or Old Notes not tendered
 are to be issued in the name of           are to be sent to someone other
 someone other than the registered         than the registered holder of the
 holder of the Old Notes whose             Old Notes whose name(s) appear(s)
 name(s) appear(s) above.                  above, or such registered hold-
                                           er(s) at an address other than
                                           that shown above.

 Issue


 [_] Old Notes not tendered to:            Mail

 [_] New Notes To:
                                           [_] Old Notes not tendered to:

 Name(s) __________________________        [_] New Notes to:
 Address __________________________        Name(s)___________________________
 __________________________________        Address __________________________
         (INCLUDE ZIP CODE)                __________________________________
 Area Code and Telephone Number ___                (INCLUDE ZIP CODE)
 __________________________________        Area Code and Telephone Number ___
   (TAX IDENTIFICATION OR SOCIAL           __________________________________
        SECURITY NUMBER(S))                  (TAX IDENTIFICATION OR SOCIAL
                                                  SECURITY NUMBER(S))

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part.

  Holders of Old Notes who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or overnight courier or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name is registered on the books of the Company as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the aggregate principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

  To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date and prior to acceptance for exchange by the Company. Any such notice of withdrawal must
(i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including required signature guarantees) or be accompanied by documents of transfer sufficient to permit the trustee with respect to the Old Notes to register the transfer of such Old Notes into the name of the Depositor withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned by the Exchange Agent to the holder thereof without cost to such holder as promptly as practicable after withdrawal, rejection of ender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in "The Exchange Offer--Procedure for Tendering" in the Prospectus at any time prior to the Expiration Date.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in their sole discretion, of each such person's authority so to act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the face of the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

  8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-
9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  13. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF)
            AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
               EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)

                  PAYER'S NAME: BANK OF MONTREAL TRUST COMPANY



                        PART I--PLEASE PROVIDE YOUR
 SUBSTITUTE             TIN ON THE LINE AT RIGHT       TIN: _________________
 FORM W-9               AND CERTIFY BY SIGNING AND     Social Security Number
                        DATING BELOW.                            or
                        PART 2--TIN Applied for  [_]

                                                       Employer Identification
                                                               Number
                       --------------------------------------------------------
 DEPARTMENT OF          CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
 THE TREASURY             CERTIFY THAT:
 INTERNAL               (2) I am not subject to backup withholding either
 REVENUE                    because (i) I am exempt from backup withholding,
 SERVICE                    (ii) I have not been notified by the Internal
                            Revenue Service ("IRS") that I am subject to
                            backup withholding as a result of a failure to
                            report all interest or dividends, or (iii) the
                            IRS has notified me that I am no longer subject
                            to backup withholding, and
                       --------------------------------------------------------

                        (1) the number shown on this form is my correct
                            taxpayer identification number (or I am waiting for a number to be issued to me),

 PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATION
                        (3)any other information provided on this form is true and correct.

                        Signature: _____________  Date: ____, 1998

 You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature _________________________________             Date _________, 1998

 -------------------------------------------
             Name (Please Print)